As filed with the Securities and Exchange Commission on October 26, 1998



                   SECURITIES AND EXCHANGE COMMISSION

                       	Washington, DC 20549


                      	     FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 1998


                		EQUITY RESIDENTIAL PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)



MARYLAND                      1-12252                  13-3675988
(State or other         (Commission File Number)    (IRS  Employer
Jurisdiction of                                     Identification
Incorporation)                                           No.)

            TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300



                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On October 19, 1998, Merry Land & Investment Company, Inc.'s, a Georgia corporation ("Merry Land") multifamily property business was merged into Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR") pursuant to an Agreement and Plan of Merger dated as of July 8, 1998 by and between EQR and Merry Land, as amended by the First Amendment to Agreement and Plan of Merger dated September 4, 1998 (the "Merger"). In the merger, EQR acquired Merry Land's portfolio of 118 properties consisting of 34,990 units in 9 states, including 6 properties consisting of 1,962 units under development. The Merger was approved by the shareholders of each of EQR and Merry Land at their respective special meetings held on October 15, 1998. With respect to EQR, 72,608,401 of the 95,914,158 common shares of beneficial interest outstanding of EQR approved the Merger. Regarding Merry Land, 28,932,335 of the 43,016,898 shares of common stock of Merry Land outstanding approved the Merger.

     Each share of common stock without par value of Merry Land outstanding immediately prior to the Merger was converted into 0.53 of a common share of beneficial interest, $.01 par value per share, of EQR ("EQR Common"). EQR issued approximately 21.9 million new common shares of beneficial interest in connection with the Merger. EQR also issued five new series of EQR preferred shares of beneficial interest, Series H, I, J, K and L, in exchange for Merry Land's Series A, B, C, D and E preferred stock, respectively, on a one-for-one basis. In connection with the Merger, the terms of Merry Land's series of convertible preferred stock have been adjusted so that shares of EQR Series H are convertible at a conversion price of $34.53 per EQR Common, equivalent to a conversion rate of approximately .7240 EQR Common for each share of Series H. Shares of EQR Series I are convertible at a conversion price of $38.96 per EQR Common, equivalent to a conversion rate of approximately .6417 EQR Common for each share of Series I. Shares of EQR Series J are convertible at a conversion price of $40.74 per EQR Common, equivalent to a conversion rate of approximately .6136 EQR Common for each share of Series J. Each outstanding share of EQR remained unchanged.

ITEM 7.   FINANCIAL   INFORMATION,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Incorporated by reference to EQR's Proxy Statement dated September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File 333-61449).

     (B)  PRO FORMA FINANCIAL INFORMATION

          Incorporated by reference to EQR's Proxy Statement dated September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File 333-61449).

     (C)  EXHIBITS

          2.1 Agreement and Plan of Merger, dated July 8, 1998, by and between Equity Residential Properties Trust and Merry Land & Investment Company, Inc., as amended by the First Amendment to Agreement and Plan of Merger dated September 4, 1998 (incorporated by reference to Appendix A of EQR's Proxy Statement dated September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File No. 333-61449)).

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EQUITY RESIDENTIAL PROPERTIES
TRUST


By:/S/ YASMINA RAHAL
     Yasmina Rahal, Vice President


     Dated: October 26, 1998